UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2012
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VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54-1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant’s telephone number, including area code:  (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2012, Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, appointed Kevin S. Meade, age 41, to Executive Vice President and Chief Operating Officer of Valley Bank, effective immediately.  Mr. Meade joined Valley Bank in 2008 and was previously Senior Vice President and Senior Business Banking Officer. Prior to joining Valley Bank, Mr. Meade was Executive Vice President in charge of commercial banking for the East Tennessee Region at SunTrust Bank.  In addition, the Company announced the promotion of several other employees to Executive Vice President.

A copy of the Company’s press release announcing the appointments is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 5.02 above.

	Exhibit No.	Description
	99.1	Press Release dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date: April 20, 2012	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 19, 2012.